     THRESHOLD PHARMACEUTICALS, INC.

     POWER OF ATTORNEY

      Know all by these presents, that the undersigned hereby
constitutes and appoints each of Harold E. Selick, Cathy Davis and Joel Fernandes signing singly, the undersigned's true and lawful attorney-in-fact to:

(1) execute for and on behalf of the undersigned,
in the undersigned's capacity as an officer and/or director
of Threshold Pharmaceuticals, Inc., a Delaware
corporation (the "Company"), Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934
and the rules thereunder;

(2) do and perform any and all acts for and on
behalf of the undersigned which may be necessary or
desirable to complete and execute any such Form 3, 4, or 5,
complete and execute any amendment or amendments thereto,
and timely file such form with the United States Securities
and Exchange Commission and any stock exchange or similar authority; and

(3) take any other action of any type whatsoever in
connection with the foregoing which, in the opinion of such
attorney-in-fact, may be of benefit to, in the best
interest of, or legally required by, the undersigned, it
being understood that the documents executed by such
attorney-in-fact on behalf of the undersigned pursuant to
this Power of Attorney shall be in such form and shall
contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

      The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or
substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers
herein granted.

The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of
the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

    This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms
3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to
the foregoing attorneys-in-fact.

    IN WITNESS WHEREOF, the undersigned has caused this
Power of Attorney to be executed as of this 21st day of March, 2007.

      /s/ Kevin Kaster
      Signature
      /s/ Kevin Kaster
      Print Name

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